CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 27, 2023, relating to the financial statements and financial highlights of Fisher Investments Institutional Group All Foreign Equity Environmental and Social Values Fund (the “Fund”), a series of Unified Series Trust, for the year ended August 31, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Services Provided to the Funds” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Chicago, Illinois

December 28, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 27, 2023, relating to the financial statements and financial highlights of Fisher Investments Institutional Group U.S. Large Cap Equity Environmental and Social Values Fund (the “Fund”), a series of Unified Series Trust, for the year ended August 31, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Services Provided to the Fund” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Chicago, Illinois

December 28, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated October 27, 2023, relating to the financial statements and financial highlights of Fisher Investments Institutional Group U.S. Small Cap Equity Fund (the “Fund”), a series of Unified Series Trust, for the year ended August 31, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Services Provided to the Fund” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Chicago, Illinois

December 28, 2023